Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of the Closing Date (as defined in the Merger Agreement, as defined below) by and between (i) Data Knights Acquisition Corp., a Delaware corporation (including any successor entity thereto, the “Purchaser”), and (ii) _______________ (the “Subject Party”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement.

WHEREAS, on April 25, 2022, (i) the Purchaser, (ii) Data Knights Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Purchaser (“Merger Sub”), (iii) Data Knights, LLC, a Delaware limited liability company (the “Purchaser Representative”), (iv) Paul Casey (the “Seller Representative”), and (v) OneMedNet Corporation, a Delaware corporation (the “Company”) entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which the parties thereto intend to effect the merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity (the “Merger”), as a result of which all of the issued and outstanding capital stock of the Company immediately prior to the Effective Time shall be exchanged for the Stockholder Merger Consideration, all upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, pursuant to the Merger Agreement, and in view of the valuable consideration to be received by the Subject Party thereunder, the parties desire to enter into this Agreement, pursuant to which the Purchaser Common Stock received by the Subject Party in the Merger (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated into this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) The Subject Party hereby agrees not to, during the period commencing from the Closing and ending on the earliest of (x) six (6) months after the date of the Closing and (y) the date after the Closing on which the Purchaser consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction with an unaffiliated third party that results in all of the Purchaser’s stockholders having the right to exchange their shares of the Purchaser Common Stock for cash, securities, or other property (the “Lock-Up Period”): (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii), or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii), or (iii), a “Prohibited Transfer”).

(b) The foregoing shall not apply to the transfer of any or all of the Restricted Securities (I) to any Permitted Transferee or (II) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, however, that in either of cases (I) or (II), it shall be a condition to such transfer that such transfer complies with the Securities Act of 1933, as amended, and other applicable law, and that the transferee executes and delivers to the Purchaser an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to the Subject Party, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. As used in this Agreement, the term “Permitted Transferee” shall mean: (1) the members of the Subject Party’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse or domestic partner, the siblings of such person and his or her spouse or domestic partner, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses or domestic partners and siblings), (2) any trust for the direct or indirect benefit of the Subject Party or the immediate family of the Subject Party, (3) if the Subject Party is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (4) in the case of an entity, officers, directors, general partners, limited partners, members, or stockholders of such entity that receive such transfer as a distribution, or related investment funds or vehicles controlled or managed by such persons or their respective affiliates, (5) to any affiliate of the Subject Party, and (6) any transferee whereby there is no change in beneficial ownership. The Subject Party further agrees to execute such agreements as may be reasonably requested by the Purchaser that are consistent with the foregoing or that are necessary to give further effect thereto.

(c) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and the Purchaser shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose, and shall refuse to record any such purported transfer of the Restricted Securities in the books of the Company. In order to enforce this Section 1, the Purchaser may impose stop-transfer instructions with respect to the Restricted Securities of the Subject Party (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

(d) During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [●], 2022, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”) AND THE ISSUER’S SECURITY HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e) For the avoidance of any doubt, the Subject Party shall retain all of its rights as a stockholder of the Purchaser during the Lock-Up Period, including the right to vote any Restricted Securities.

(f) The foregoing notwithstanding, to the extent any Subject Party is granted a release or waiver from the restrictions contained in this Section 1 prior to the expiration of the Lock-Up Period, then all Subject Parties shall be automatically granted a release or waiver from the restrictions contained in this Section to the same extent, on substantially the same terms as and on a pro rata basis with, the Subject Party to which such release or waiver is granted.

2. Miscellaneous; No Third-Party Beneficiaries.

(a) Binding Effect; Assignment. This Agreement and all of the provisions herein shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all rights and obligations of a party are personal and may not be transferred or delegated at any time. Notwithstanding the foregoing, the Purchaser may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale, or otherwise) without obtaining the consent or approval of the Subject Party. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision herein be enforced by, any other person.

(b) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

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(c) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in Wilmington, Delaware (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 2(f). Nothing in this Section shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(d) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(e) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(f) Notices. All notices, consents, waivers, and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service, or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

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If to the Purchaser before the Closing, to:	with copies to (which shall not constitute notice):

Data Knights Acquisition Corp.	Nelson Mullins Riley & Scarborough LLP
Unit G6, Frome Business Park,	101 Constitution Avenue, NW, Suite 900
Manor Road, Frome, BA11 4FN,	Washington, D.C. 20001
United Kingdom	Attn: Andrew M. Tucker, Esq.
Tel: +44 203 833 4000	Facsimile No.: (202) 689-2860
Email: barry@dataknightsacuk.com	Telephone No.: (202) 689-2987
Email: andy.tucker@nelsonmullins.com

If to the Company (or to the Purchaser after the Closing), to:	with copies to (which shall not constitute notice):

OneMedNet Corporation
6385 Old Shady Oak Road	Rimôn, P.C.
Suite 250	1990 K Street NW, Suite 420
Eden Prairie, Minnesota 55344	Washington, D.C. 20006
Attn: Paul Casey	Attn: Debbie Klis; Debra Vernon
Telephone No.: (808) 228-5998	Telephone: (202) 971-9494; (650) 292-5910
E-mail: paul.casey@onemednet.com	E-mail: debbie.klis@rimonlaw.com; debra.vernon@rimonlaw.com

If to the Subject Party, to: the address set forth below the Subject Party’s name on the signature page to this Agreement.

(g) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Purchaser and the Subject Party. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(h) Authorization on Behalf of the Purchaser. The parties acknowledge and agree that notwithstanding anything to the contrary contained in this Agreement, any and all determinations, actions, or other authorizations under this Agreement on behalf of the Purchaser, including enforcing the Purchaser’s rights and remedies under this Agreement, or providing any waivers with respect to the provisions hereof, shall solely be made, taken, and authorized by majority of the disinterested independent directors of the Purchaser’s board of directors. In the event that the Purchaser at any time does not have any disinterested directors, so long as the Subject Party has any remaining obligations under this Agreement, the Purchaser will promptly appoint one in connection with this Agreement. Without limiting the foregoing, in the event that an affiliate of a Subject Party serves as a director, officer, employee, or other authorized agent of the Purchaser or any of its current or future affiliates, neither the Subject Party nor its affiliate shall have authority, express or implied, to act or make any determination on behalf of the Purchaser or any of its current or future affiliates in connection with this Agreement or any dispute or Action with respect hereto.

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal, or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality, or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties will substitute for any invalid, illegal, or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal, and enforceable, the intent and purpose of such invalid, illegal, or unenforceable provision.

(j) Specific Performance. Each party acknowledges that its obligations under this Agreement are unique, recognizes and affirms that, in the event of a breach of this Agreement, money damages will be inadequate and there will be no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the adversely affected party or parties shall be entitled to an injunction or restraining order to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security, this being in addition to any other right or remedy available under this Agreement, at law or in equity.

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(k) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies or any of the obligations of the parties hereto under any other agreement between a Subject Party and the Purchaser or any certificate or instrument delivered in connection with the Purchase, and nothing in any other agreement, certificate, or instrument shall limit any of the rights or remedies or any of the obligations under this Agreement.

(l) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

The Purchaser:

DATA KNIGHTS ACQUISITION CORP.

By:
Name:
Title:

{Additional Signatures on the Following Pages}

The Subject Party:

The Baba One Irrevocable Trust dated March 26, 2021

By:
Name:	Bradley Overby
Title:	Trustee

Number of Shares and Type of Purchaser Common Stock:

Purchaser Common Stock:

Address for Notice:

Address:

Attention:
Email:

with a copy (which will not constitute notice) to:

Attn:
Telephone No.:
Email:

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The Subject Party:

The Soph One Irrevocable Trust dated March 26, 2021

By:
Name:	Bradley Overby
Title:	Trustee

Number of Shares and Type of Purchaser Common Stock:

Purchaser Common Stock:

Address for Notice:

Address:

Attention:
Email:

with a copy (which will not constitute notice) to:

Attn:
Telephone No.:
Email:

The Subject Party:

Jeffrey Yu

Number of Shares and Type of Purchaser Common Stock:

Purchaser Common Stock:

Address for Notice:

Address:

Attention:
Email:

with a copy (which will not constitute notice) to:

Attn:
Telephone No.:
Email:

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The Subject Party:

The Revocable Trust of Jerry M. Hiatt dated March 17, 1997, as amended

By:
Name:	Jerry M. Hiatt
Title:	Trustee

Number of Shares and Type of Purchaser Common Stock:

Purchaser Common Stock:

Address for Notice:

Address:

Attention:
Email:

with a copy (which will not constitute notice) to:

Attn:
Telephone No.:
Email:

The Subject Party:

Paul Casey

Number of Shares and Type of Purchaser Common Stock:

Purchaser Common Stock:

Address for Notice:

Address:

Attention:
Email:

with a copy (which will not constitute notice) to:

Attn:
Telephone No.:
Email:

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The Subject Party:

Thomas Kosasa

Number of Shares and Type of Purchaser Common Stock:

Purchaser Common Stock:

Address for Notice:

Address:

Attention:
Email:

with a copy (which will not constitute notice) to:

Attn:
Telephone No.:
Email:

The Subject Party:

The Revocable Trust of Jerry M. Hiatt dated March 17, 1997,
as amended, as Tenants in Common

By:
Name:	Thomas Kosasa
Title:	Trustee

By:
Name:	Jerry M. Hiatt
Title:	Trustee

Number of Shares and Type of Purchaser Common Stock:

Purchaser Common Stock:

Address for Notice:

Address:

Attention:
Email:

with a copy (which will not constitute notice) to:

Attn:
Telephone No.:
Email:

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The Subject Party:

Erkan Akyuz

Number of Shares and Type of Purchaser Common Stock:

Purchaser Common Stock:

Address for Notice:

Address:

Attention:
Email:

with a copy (which will not constitute notice) to:

Attn:
Telephone No.:
Email:

The Subject Party:

Lisa Embree

Number of Shares and Type of Purchaser Common Stock:

Purchaser Common Stock:

Address for Notice:

Address:

Attention:
Email:

with a copy (which will not constitute notice) to:

Attn:
Telephone No.:
Email:

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